Exhibit 99.1

CoinShares to Go Public in the U.S. Through US$1.2 Billion

Business Combination

The leading European asset manager specializing in digital assets with ~US$10 billion in AuM sets sights on expanding into U.S. market

CoinShares ranks among the top four managers globally by crypto ETP AuM alongside BlackRock, Fidelity, and Grayscale and holds the #1 market position in Europe with 34% market share

CoinShares is experiencing a period of significant growth; AuM has more than tripled over the last two years through strong investor inflows, supportive digital asset pricing and successful new product launches

CoinShares is bringing its global leadership to the large addressable U.S. market via a Nasdaq listing. This listing will enhance the company’s U.S. growth plans where it has recently launched product offerings, and is uniquely positioned to capitalize on market trends.

Transaction is anchored by a fundamental institutional investor committing to invest US$50 million in common equity

Transaction represents US$1.2 billion pre-money equity value on a pro-forma basis

SAINT HELIER, JERSEY AND FORT LAUDERDALE, FLORIDA – SEPTEMBER 8, 2025 - CoinShares International Limited (“CoinShares” or “the Company”) (Nasdaq Stockholm: CS; US OTCQX: CNSRF), the leading European asset manager specializing in digital assets with ~US$10 billion in AuM, and Vine Hill Capital Investment Corp., a publicly traded special purpose acquisition company (“Vine Hill”) (NASDAQ: VCIC), today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) that will result in CoinShares becoming publicly listed on the Nasdaq Stock Market in the United States (together with the transactions contemplated by the Business Combination Agreement, the “Business Combination”). The transaction is expected to fuel CoinShares’ strategic international expansion and enable U.S. investors to participate more directly in its global growth, including expected growth in the United States.

The transaction values CoinShares at US$1.2 billion pre-money on a pro-forma basis, positioning it as one of the largest publicly traded pure-play digital asset managers globally.

Transaction Highlights

●	CoinShares is a pioneer in the digital asset space, and has secured a leading position as the fourth-largest manager of digital asset exchange-traded products (“ETPs”) globally behind BlackRock, Grayscale, and Fidelity and the #1 manager in EMEA with a 34% market share.

●	CoinShares is experiencing a period of significant growth driven by a combination of supportive digital asset pricing, successful new product launches and strong net organic inflows leading to more than 200% AuM growth over the past two years.

●	CoinShares benefits from a highly recurring revenue model with attractive margins, resulting in substantial and recurring free cash flow generation.

●	CoinShares operates consistently with attractive margins (76% Adjusted EBITDA margin in 1H 2025, 68% in CY2024).[1]

●	The transaction is priced at 7.3x Enterprise Value / CY2024 EBITDA and 10.7x Price / Earnings, as compared to peers at 20.9x and 25.4x, respectively.

●	At the closing of the transaction, securityholders of CoinShares and Vine Hill will exchange their securities for securities in a new combined company, Odysseus Holdings Limited (“Holdco”).

Jean-Marie Mognetti, CEO & Co-Founder of CoinShares said: “This transaction represents far more than a change of listing venue from Sweden to the United States. It signals a strategic transition for CoinShares, accelerating our ambition for global leadership, supported by favorable regulatory tailwinds. The case for digital assets as an investment class and blockchain as a transformative technology has reached a decisive inflection point and can no longer be ignored. There is no going back.

The U.S. is now serving as the crucible of the digital asset space. By listing in the United States, CoinShares is positioning itself to meet growing investor demand and to participate more fully in the evolution of this new industry.

Our European playbook, built and refined over a decade, is proven and effective. We are now deploying this experience to bring a new suite of products to American investors. A U.S. listing will reinforce our credibility, expand our reach, and position us to capture the opportunity in the world’s largest asset management market, home to over half of global assets under management.2”

Nicholas Petruska, CEO of Vine Hill said, “CoinShares exemplifies everything we look for in a high-value investment: market leadership, a proven, scalable business model, a massive and expanding addressable market and a team with the proven ability to execute. CoinShares’s proven EMEA playbook and expertise featuring a recurring fee-based revenue model supplemented with strong historical gains and income from a variety of trading activities which together have resulted in a consistently impressive ~70% adjusted EBITDA margins in CY2024, combined with U.S. capital markets access and distribution, creates an unstoppable growth engine.”

[1]	See discussion of “Non-IFRS Financial Measures” below.
[2]	According to Boston Consulting Group (BCG), the global asset management industry reached a record $128 trillion in assets under management (AuM) in 2024, with North America, led by the U.S., accounting for approximately 50% of this market share.

The CoinShares Advantage

Proven Market Leadership

●	Fourth-largest manager of digital asset ETP products globally behind BlackRock, Grayscale, and Fidelity and #1 manager in EMEA with a 34% market share.

●	~US$10 billion in AuM which has more than tripled over the last two years through strong new investor inflows, supportive digital asset pricing and successful new product launches.

●	CoinShares has evolved its business from a “single-platform” with 4 products in 2021 to a 32-product suite across 4 platforms including CoinShares Physical, the fastest growing digital asset ETP platform in Europe[3] with 5.4x revenue growth from 2023 through Q2 2025.

●	Diversified client base of institutional partners and individual investors, including private banks, wealth management platforms, digital brokerages, and professional investors.

Operating Model Built for Scale

●	Robust revenue growth and strong and consistent profitability with a recurring fee-based revenue model with a ~70% adjusted EBITDA margin (CY2024).

●	Multi-layered product suite: crypto ETPs (Bitcoin, Ethereum, Solana, and other altcoins), crypto indices ETP, and equity products targeting the broader digital asset ecosystem.

●	Strong cash generation funds both organic growth and strategic acquisitions, where the company has amassed a net asset position of US$411 million as of June 2025.

Capitalizing on the U.S. Market Opportunity

●	U.S. regulatory clarity improving with landmark legislation, creating tailwinds for compliant operators, continued crypto innovation and unlocking new investor segments.

●	Next-generation digital asset products go beyond simple beta exposure with unique product offerings being brought to market, utilizing our proprietary research, capital markets expertise, and 10+ years of market experience to provide strong competitive differentiation

●	Strong and continuously growing institutional demand for tokenization of real-world assets and on-chain financial products beyond traditional crypto exposure

The boards of directors of both CoinShares and Vine Hill have unanimously approved the Business Combination which is expected to close by the end of the fourth quarter of 2025, subject to shareholder approvals, regulatory approvals, and other customary closing conditions.

[3]	ETFbook.com and CoinShares Research Fund Flows

Investor Resources

Information about the Business Combination is made available at www.coinshares-holdco.com

Additional information is available on the CoinShares Investor Relations website at https://investor.coinshares.com/, including a presentation of CoinShares’s business, an FAQ, and the transaction details.

Additional Information about the transaction, including a copy of the Business Combination Agreement and the investor presentation, will be filed by Vine Hill in a Current Report on Form 8-K with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Stifel and Keefe, Bruyette and Woods (KBW), a Stifel Company, are acting as financial advisors to CoinShares, as well as Sole Placement Agent.

White & Case LLP is serving as legal counsel to CoinShares as to U.S. law, U.K. law and Swedish law and Carey Olsen is serving as legal counsel to CoinShares as to Jersey law and Cayman Islands law. Paul Hastings LLP is serving as legal counsel to Vine Hill. Latham & Watkins LLP is serving as legal counsel to Stifel.

About CoinShares

CoinShares is the leading European asset manager specializing in digital assets, that delivers a broad range of financial services across investment management, trading and securities to a wide array of clients that includes corporations, financial institutions and individuals. Focusing on crypto since 2013, the firm is headquartered in Jersey, with offices in France, Sweden, Switzerland, the UK and the US. CoinShares is regulated in Jersey by the Jersey Financial Services Commission, in France by the Autorité des marchés financiers, and in the US by the Securities and Exchange Commission, National Futures Association and Financial Industry Regulatory Authority. CoinShares is publicly listed on the Nasdaq Stockholm under the ticker CS and the OTCQX under the ticker CNSRF.

About Vine Hill and Vine Hill Capital Partners

Vine Hill is a special purpose acquisition company (“SPAC”) sponsored by an affiliate of Vine Hill Capital Partners and formed as part of a platform to sponsor a series of SPACs. Vine Hill completed its $220 million initial public offering in September 2024 and its stock currently trades on Nasdaq under the ticker “VCIC.” Vine Hill Capital Partners is a premier alternative investment manager dedicated to helping businesses achieve their full potential and unlocking shareholder value through leveraging the public markets.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements other than statements of historical fact, including, without limitation, statements regarding or similar to: estimates and forecasts of financial position, business strategy, plans, targets and objectives of the management of CoinShares for future operations (including development plans and objectives), the anticipated benefits of the Business Combination, the anticipated capitalization and enterprise value of Holdco and CoinShares following the Business Combination, expectations related to the terms and timing of the Business Combination, regulatory developments in CoinShares’ and/or Holdco’s industries, and funding of and investments into CoinShares and/or Holdco. In some cases, you can identify forward-looking statements by terminology such as “according to estimates”, “anticipates”, “assumes”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “is of the opinion”, “may”, “plans”, “potential”, “predicts”, “projects”, “targets”, “to the knowledge of”, “should”, “will”, “would”, or the negatives of these terms, variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

Such forward-looking statements are subject to risks, uncertainties, and other factors which may adversely affect CoinShares’ and Holdco’s ability to implement and achieve their plans and objectives set out in such forward-looking statements and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding CoinShares’ and Holdco’s present and future policies and plans and the environment in which CoinShares and Holdco will operate in the future. Many actual events or circumstances are outside of the control of CoinShares, Holdco or Vine Hill. Furthermore, certain forward-looking statements are based on assumptions or future events which may not prove to be accurate, and no reliance whatsoever should be placed on any forward-looking statements in this press release. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the Business Combination not being completed in a timely manner or at all, which may adversely affect the price of Vine Hill’s and/or CoinShares’ securities; (2) the Business Combination not being completed by Vine Hill’s business combination deadline; (3) failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Vine Hill’s and CoinShares’ shareholders and obtaining the requisite Acts of the Royal Court of Jersey; (4) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of CoinShares and Holdco to grow and manage growth profitably, build or maintain relationships with customers and retain management and key employees, capital expenditures, requirements for additional capital and timing of future cash flow provided by operating activities and the demand for digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and Holdco; (5) the level of redemptions by Vine Hill’s public shareholders which will reduce the amount of funds available for CoinShares and Holdco to execute on their business strategies and may make it difficult to obtain or maintain the listing or trading of Holdco’s ordinary shares on a major securities exchange; (6) failure of Holdco to obtain or maintain the listing of its securities on any securities exchange after the closing; (7) costs related to the Business Combination and as a result of Holdco becoming a U.S.-listed public company that may be higher than currently anticipated; (8) changes in business, market, financial, political and regulatory conditions; (9) volatility and rapid fluctuations in the market prices of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and/or Holdco; (10) failure of CoinShares’ and/or Holdco’s digital asset investment products to track their respective target benchmarks; (11) regulatory or other developments that negatively impact demand for the products and services provided by CoinShares and/or Holdco; (12) the outcome of any event, change or other circumstance that could give rise to the inability to consummate the Business Combination; (13) the outcome of any legal proceedings that may be instituted against Vine Hill, CoinShares, Holdco and/or any of their respective affiliates or others; (14) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (15) the risk that the Business Combination disrupt current plans and operations of Vine Hill and/or CoinShares as a result of the announcement and consummation of the Business Combination; (16) treatment of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and Holdco, for U.S. and foreign tax purposes; (17) challenges in implementing CoinShares and/or Holdco’s business plan due to operational challenges, significant competition and regulation; (18) being considered to be a “shell company” or “former shell company” by the securities exchange on which Holdco ordinary shares will be listed or by the SEC, which may impact the ability to list Holdco ordinary shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of Holdco’s securities; (19) trading price and volume of Holdco ordinary shares may be volatile following the Business Combination and an active trading market may not develop; (20) Holdco shareholders may experience dilution in the future due to the exercise of a significant number of existing warrants and any future issuances of equity securities of Holdco; (21) investors may experience immediate and material dilution upon the closing as a result of the Vine Hill Class B ordinary shares held by Vine Hill Capital Sponsor I LLC, since the value of the Holdco ordinary shares received by Vine Hill Capital Sponsor I LLC in exchange for such Vine Hill Class B ordinary shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of Holdco ordinary shares at such time is substantially less than the price per share paid by investors; (22) conflicts of interest that may arise from investment and transaction opportunities involving Holdco, CoinShares, their respective affiliates and other investors and clients; (23) digital asset trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes; (24) risks relating to the custody of CoinShares’ and Holdco’s digital assets, including the loss or destruction of private keys required to access its digital assets and cyberattacks or other data loss relating to its digital assets, which could cause CoinShares or Holdco, as applicable, to lose some or all of its digital assets; (25) a security breach, cyber-attack or other event where unauthorized parties obtain access to CoinShares’ or Holdco’s digital assets, as a result of which CoinShares or Holdco may lose some or all of their digital assets temporarily or permanently and its financial condition and results of operations could be materially adversely affected; (26) the emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the value of digital assets and adversely affect CoinShares’ and/or Holdco’s business; (27) potential regulatory changes reclassifying certain digital assets as securities could lead to the CoinShares’ and/or Holdco’s classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of Holdco’s digital assets and the market price of CoinShares or Holdco listed securities; and (28) other risks and uncertainties included in (x) the “Risk Factors” sections of the Vine Hill Annual Report on Form 10-K and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by Holdco, CoinShares and/or Vine Hill. The forward-looking statements in this press release speak only as of the date of this press release, and none of CoinShares, Holdco or Vine Hill assumes any obligation and expressly disclaims to the fullest extent permitted by law any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements or other information contained herein. Past performance by Vine Hill’s, CoinShares’ or Holdco’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Vine Hill’s, CoinShares’ or Holdco’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Vine Hill, CoinShares or Holdco will, or are likely to, generate going forward.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination, or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CoinShares, Holdco, Vine Hill, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this press release.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Holdco, CoinShares and Vine Hill plan to file a registration statement on Form F-4 (as amended and supplemented from time to time, the “Registration Statement”) with the SEC, which will include a preliminary proxy statement of Vine Hill and a prospectus of Holdco relating to the offer of the securities to be issued to Vine Hill’s shareholders in connection with the completion of the Business Combination (the “Proxy Statement/Prospectus”). The definitive proxy statement and other relevant documents will be mailed to shareholders of Vine Hill as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Holdco, CoinShares and Vine Hill will also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF VINE HILL AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH VINE HILL’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT VINE HILL, COINSHARES, HOLDCO AND THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus, once available, and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by Vine Hill with the SEC also may be obtained free of charge upon written request to Vine Hill Capital Investment Corp. at 500 E. Broward Blvd., Suite 900, Fort Lauderdale, FL 33394, and the documents filed by CoinShares or Holdco with the SEC also may be obtained free of charge upon written request to CoinShares or Holdco at c/o CoinShares International Limited, 2nd Floor, 2 Hill Street, JE2, 4UA St Helier Jersey, Channel Islands.

Participants in the Solicitation of Proxies

CoinShares, Holdco, Vine Hill and their respective directors and executive officers may be deemed under SEC Rules to be participants in the solicitation of proxies from Vine Hill’s shareholders in connection with the Business Combination. You can find information about Vine Hills directors and executive officers and their interest in Vine Hill can be found in the sections entitled “Directors, Executive Officers and Corporate Governance—Conflicts of Interest,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Party Transactions” of Vine Hill’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025 and is available free of charge at the SEC’s website at www.sec.gov and at the following URL: sec.gov/Archives/edgar/data/2025396/000101376225002707/ea0234943-10k_vinehill.htm. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

A list of the names of the directors, executive officers, other members of management and employees of Holdco and CoinShares, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

Financial Information

Summarized financial data in this press release is provided solely for informational purposes, and should not be relied upon for the purpose of making an investment decision or otherwise entering into any transaction whatsoever. The summarized financial information in this press release is based on certain important assumptions and adjustments and does not purport to represent results of operations on an audited basis or what actual financial results will be in any future period and may be adjusted or presented differently from the financial information that will be included in the Registration Statement for the Business Combination.

Use of Non-IFRS Financial Measures

Certain of the financial measures included in this press release have not been prepared in accordance with International Financial Reporting Standards (“IFRS”), and constitute “non-GAAP financial measures” as defined by the SEC. CoinShares has included these non-IFRS financial measures because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of CoinShares. These non-IFRS financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. In addition, these non-IFRS financial measures may differ from non-IFRS financial measures with comparable names used by other companies. In this press release, “Adjusted EBITDA” is generally calculated in the same manner as Adjusted EBITDA is calculated and presented in CoinShares’ annual reports and earnings reports issued in Sweden, except for additional adjustments relating to certain discontinued operations and certain exceptional and non-recurring items. See the reconciliation in the investor presentation attached as Exhibit 99.3 to the Current Report on Form 8-K filed by Vine Hill on the date hereof for a description of these non-IFRS financial measures and a reconciliation to CoinShares’s most comparable IFRS financial measures.

For more information on CoinShares, please visit: https://investor.coinshares.com

Company | +44 (0)1534 513 100 | enquiries@coinshares.com

Investor Relations | +44 (0)1534 513 100 | corporateir@coinshares.com

CoinShares media contacts

CoinShares | Benoît Pellevoizin bpellevoizin@coinshares.com

M Group Strategic Communications | Peter Padovano press@coinshares.com